Exhibit 99.8

THIRD QUARTER 2004 EARNINGS REVIEW OCTOBER 19, 2004

TOTAL COMPANY THIRD QUARTER 2004 SUMMARY Earnings per share of $0.28 from continuing operations, excluding special items, and net income of $0.15 per share In North America, despite market challenges, unit revenue continues to improve Strong year-over-year improvement at Ford Europe Disappointing results at P.A.G. but improved compared with Second Quarter South America and Asia Pacific profitable Strong performance continues at Ford Credit Continued strong liquidity Slide 1

Earnings Per Share Net Income $ 0.15 $0.16 $ 1.66 $ 0.98 Continuing Ops. -- Excl. Special Items 0.28 0.13 1.86 1.02 After-Tax Profits (Mils.) Net Income $ 266 $ 291 $3,383 $2,095 Continuing Ops. -- Excl. Special Items 537 259 3,791 2,171 Memo: Tax Rate 28.8% 1.0 Pts. 26.6% 3.4 Pts. Pre-Tax Profits (Mils.) Incl. Special Items $ 752 $ 325 $5,171 $2,663 Excl. Special Items 816 333 5,387 2,823 Revenue (Bils.) Total Sales and Revenue $ 39.0 $ 2.3 $126.4 $ 8.4 Automotive Sales 32.8 2.6 108.3 9.8 Vehicle Unit Sales (000) 1,508 85 5,046 195 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $ 23.4 $ (3.5) $ 23.4 $ (3.5) Net of Senior Debt 9.8 (2.0) 9.8 (2.0) Operating-Related Cash Flow*** (2.9) 0.5 (0.5) 0.9 TOTAL COMPANY THIRD QUARTER AND FIRST NINE MONTHS RESULTS 2004 B / (W) 2003 Third Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 17 for calculation and Appendix (page 13) for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 13 and 14) for reconciliation to GAAP 2004 B / (W) 2003 First Nine Months Slide 2

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME After-Tax Profits (Mils.) Third Quarter 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1) for calculation ** See Appendix (page 2) for complete reconciliation of EPS due to Discontinued Operations Income from Continuing Operations Excluding Special Items $ 816 $ 537 $ 0.28 $ 1.86 Special Items - European Restructuring $ 0 $ 0 $ 0 $(0.02) - Fuel Cell Technology Restructuring (41) (41) (0.02) (0.06) - Jaguar Restructuring (23) (16) (0.01) (0.01) - Disposition of Non-Core Business 0 0 0 0.01 Income from Continuing Operations $ 752 $ 480 $ 0.25 $ 1.78 Discontinued Operations (Primarily Formula One Racing) (214) (0.10) (0.12) Net Income $ 266 $ 0.15 $ 1.66 Pre-Tax Profits (Mils.) Memo: First Nine Months Earnings Per Share** Slide 3

TOTAL COMPANY THIRD QUARTER 2004 PROFITS BY SECTOR * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP Memo: B / (W) 2003 $333 $(61) $394 Total Auto Fin Svcs 816 -609 1425 Financial Services Automotive $(609) $1,425 Pre-Tax Profits (Mils.)* $816 Total Slide 4

AUTOMOTIVE SECTOR 2004 THIRD QUARTER PRE-TAX PROFITS COMPARED WITH 2003 THIRD QUARTER * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP Pre-Tax Profits (Bils.)* 2003 2004 Volume Pricing Cost Exchange Other -0.5 -0.6 0.1 0 0.1 -0.2 -0.1 $0 $0.1 Net Pricing Cost Performance $0.2 Volume / Mix 2004 $(0.6) 2003 $(0.5) $(0.3) Exchange $(0.1) Net Interest / Other $(0.1) Slide 5

AUTOMOTIVE SECTOR FIRST NINE MONTHS COST PERFORMANCE Quality Mfg. Eng Overhead Net Product D&A Pension -0.1 0.9 0.4 0.2 -0.6 0 2004 Costs B / (W) 2003 (Bils.)* Net Product Costs Quality Related Pension / Healthcare Deprec. / Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange; excluding special items Total $0.8 Bils. $(0.1) $0.4 $0.2 $0 $(0.6) $0.9 Memo: Third Qtr. $0 $0.5 $0 $0 $(0.3) $0 Slide 6

AUTOMOTIVE SECTOR THIRD QUARTER 2004 PROFITS / (LOSS) BY SEGMENT Memo: B / (W) 2003 $(61) $(288) $220 $40 $(33) * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP WW Americas Eur / PAG AP Mazda Other 2Q -609 -422 -204 48 -31 Worldwide Other Automotive Americas $(609) $(31) $(422) Pre-Tax Profits / (Loss) -- (Mils.)* $(204) Europe / P.A.G. $48 Asia Pacific & Africa / Mazda Slide 7

AUTOMOTIVE SECTOR -- NORTH AMERICA THIRD QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 Revenue 17.9 18.1 2004 2003 $18.1 $17.9 Revenue (Bils.) 2003 2004 Vehicle Unit Sales 782.2 780 2004 2003 780 782 Vehicle Unit Sales (000) 2003 2004 PBT -108 -481 $(108) 2004 2003 Pre-Tax Profits (Mils.)* Memo: U.S. Market Share 18.6% 17.3% * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP $(481) Slide 8

YTD 02 YTD 03 YTD 04 Net Rev 20726 21801 22834 2002 First Nine Months Per Unit Revenue* 2003 2004 * Excluding FIN46 ** See Appendix (page 7) for reconciliation to Automotive Sales $21,639 $20,915 3Q02 3Q03 3Q04 Net Rev 21322 22274 22697 2002 2003 2004 $22,274 $21,322 Third Quarter Per Unit Revenue* $22,697 $22,390 Memo: Incl. FIN46 $21,322 $22,853 $23,229 $20,915 $21,801 $22,834 Net Pricing 0%** Net Pricing 0.9% $423 AUTOMOTIVE SECTOR -- NORTH AMERICA PER UNIT REVENUE $751 Slide 9

Auction Values of High Volume Daily Rental Vehicles First Nine Months Ford and Lincoln-Mercury Registrations vs. Year Ago (Pct. Pts.) AUTOMOTIVE SECTOR -- NORTH AMERICA SHARE AND RESIDUAL VALUES Total Rental Other Retail East -1.3 -4.2 -1.4 -1.1 (1.3) Pts. (4.2) Pts. (1.4) Pts. (1.1) Pts. Share of Industry Share of Segment Total Rental Other Fleet Retail Memo: Retail Car (0.8) Truck (0.3) Total (1.1) Segment Sales of Industry O / (U) Year Ago (000) - Ford (123) (21) 10 (112) - Other 398 215 47 136 Total 275 194 57 24 Percentage 2% 14% 7% 0 % Source: NADA AuctionNet (Manufacturer Sales); Vehicles one-year in service sold in Jan - Aug 2003 and Jan - Aug 2004; No adjustments for equipment, mileage, or condition. Source: Polk Registration Data Ford Focus $ 554 Taurus 94 Mustang 14 Explorer 1,249 Windstar (55) Lincoln Town Car $2,130 Vehicle B/(W) Prior Model Year Slide 10

AUTOMOTIVE SECTOR -- SOUTH AMERICA THIRD QUARTER KEY METRICS -- 2004 vs. 2003 2002 2003 0.5 0.6 2004 2003 $0.8 $0.5 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 55 67 2004 2003 76 55 Vehicle Unit Sales (000) 2002 2003 PBT -26 59 $(26) 2004 2003 Pre-Tax Profits (Mils.) $59 Memo: Brazil Mkt. Share 12.1% 11.4% Slide 11

AUTOMOTIVE SECTOR -- EUROPE THIRD QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 2nd Qtr East 4.6 5.9 2004 2003 $5.9 $4.6 Revenue (Bils.) 2002 2003 326 372 2004 2003 372 326 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -400 -33 $(400) 2004 2003 Pre-Tax Profit (Mils.)* $(33) * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP Memo: Market Share 8.6% 8.8% Slide 12

AUTOMOTIVE SECTOR -- P.A.G. THIRD QUARTER KEY METRICS -- 2004 vs. 2003 1st Qtr 1st Qtr East 5.6 6.1 2004 2003 $6.1 $5.6 Revenue (Bils.) 2002 2003 164 169 2004 2003 169 164 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -22 -171 $(24) 2004 2003 Pre-Tax Profits (Mils.)* $(171) Memo: U.S. Mkt. Share 1.3% 1.2 % Eur. Mkt. Share 2.0% 2.2% * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP Slide 13

Special Items (Jaguar) Halewood / Browns Lane -- Efficiencies $ - $ (23) $ - $ (23) Salaried Restructuring - - (75) (75) 2004 Special Items $ - $ (23) $(75) $ (98) Discontinued Operations Formula One (28) (312) TBD (340) 2004 Actions $(28) $(335) $(75) $(438) 2005 Special Items (Jaguar) Vehicle Assembly Shutdown at Browns Lane (75) Total $(513) First Half AUTOMOTIVE SECTOR -- P.A.G. P.A.G. RESTRUCTURING ACTIONS Third Quarter Fourth Quarter Full Year Pre-Tax Profit Effect (Mils.) Projected Slide 14

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA / MAZDA THIRD QUARTER 2004 PROFITS / (LOSS) Memo: B / (W) 2003 $40 $32 $8 Pre-Tax Profits (Mils.) Asia Pacific and Africa / Mazda Asia Pacific and Africa Mazda and Assoc. Operations AP and A/M AP & Af Mazda & 2Q 48 35 13 $48 $13 $35 Slide 15

AUTOMOTIVE SECTOR -- ASIA PACIFIC AND AFRICA THIRD QUARTER KEY METRICS -- 2004 vs. 2003 2003 2004 Revenue 1.6 1.9 2004 2003 $1.9 $1.6 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 96 111 2004 2003 111 96 Vehicle Unit Sales (000) 2002 2003 PBT 3 25 2004 2003 Pre-Tax Profits (Mils.) 1st Qtr 2nd Qtr East 3 35 $35 $3 Memo: Australia Mkt. Share 14.7% 15.1% Slide 16

AUTOMOTIVE SECTOR 2004 THIRD QUARTER CASH* Third Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets September 30, 2004 $23.4 $23.4 June 30, 2004 / December 31, 2003 26.8 25.9 Change in Gross Cash $ (3.4) $(2.5) Operating-Related Cash Flow Automotive Pre-Tax Profits** $ (0.6) $1.3 Capital Spending (2.0) (4.6) Depreciation and Amortization 1.6 4.8 Changes in Receivables, Inventory, and Trade Payables 0.1 (1.0) Other -- Primarily Expense and Payment Timing Differences (2.0) (1.0) Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ (2.9) $ (0.5) Pension and Long-Term VEBA Contributions (1.5) (3.0) Tax Refunds 0 0 Total Automotive Operating-Related Cash Flow $ (4.4) $ (3.5) Other Cash Flow Capital Transactions w / Financial Services Sector 1.5 3.4 Divestitures 0 0.4 Dividend to Shareholders (0.2) (0.5) All Other -- Primarily Net Reduction in Automotive Debt (0.3) (2.3) Total Change in Gross Cash $ (3.4) $ (2.5) * See Appendix (pages 13 and 14 ) for reconciliation to GAAP ** Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP First Nine Months (Bils.) Slide 17

FINANCIAL SERVICES SECTOR THIRD QUARTER 2004 PROFITS / (LOSS) Memo: B / (W) 2003 $394 $359 $63 $(28) Total Credit Hertz Other 1425 1167 249 9 Pre-Tax Profits / (Loss) by Segment (Mils.) $1,425 Total Hertz Ford Credit Other Financial Services $1,167 $249 $9 Slide 18

2003 2004 Volume Margin Credit Loss Lease Other East 808 1167 -87 4 182 180 80 2003 2004 $808 $1,167 Pre-Tax Profits (Mils.) Volume Credit Loss Perform. Other $(87) $4 $180 $359 $80 Lease Residual Perform. $182 Other Financing Margin FINANCIAL SERVICES SECTOR 2004 THIRD QUARTER FORD CREDIT PRE-TAX PROFITS COMPARED WITH 2003 THIRD QUARTER Memo: Net Income (Mils.) $504 $734 ROE 15.8% 24.8% Slide 19

AUTOMOTIVE SECTOR 2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. 17.0 million units 17.2 17.2 -- Europe 16.9 million units 17.3 17.3 Operational Metrics Quality Improve in all regions On track On track Market Share Flat or improve in all regions Mixed Mixed Automotive Cost Performance* Full Year outlook at $0.5 billion $0.8 billion $1 billion Capital Spending $7 billion $4.6 billion Lower Operating-Related Cash Flow** $1.2 billion positive $(0.5) billion At risk * At constant volume, mix, and exchange; excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 13 and 14 ) for reconciliation to GAAP Full Year Outlook Base 2004 Milestone First Nine Months Slide 20

AUTOMOTIVE SECTOR 2004 PRODUCTION OUTLOOK 1st Quarter Actual 1,008 (24) 437 22 203 26 2nd Quarter Actual 950 (58) 473 72 196 14 3rd Quarter Actual 747 (39) 369 38 150 5 4th Quarter Forecast 830 (70) 400 (42) 170 (29) Total 3,535 (191) 1,679 90 719 16 Units (000) B / (W) 2003 (000) North America Europe P.A.G. Units (000) B / (W) 2003 (000) Units (000) B / (W) 2003 (000) Slide 21

TOTAL COMPANY 2004 FINANCIAL OUTLOOK Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 On track South America (0.1) - 0 Better Europe / P.A.G. Europe (0.2) - (0.1) Better P.A.G. 0.5 - 0.6 Worse Asia Pacific and Africa / Mazda 0 - 0.1 Better Total Automotive $ 0.9 - $1.1 On track Financial Services 2.6 - 2.7 Better Total Company $ 3.5 - $3.8 Better FULL YEAR EARNINGS PER SHARE GUIDANCE: $2.00 - $2.05 * Excluding special items; see Appendix (page 3) for amounts and description of special items Milestone* (Bils.) Full Year Outlook Slide 22

JANUARY 2005 INVESTMENT COMMUNITY EVENTS Splinter Group Meetings at Detroit Auto Show January 12 - 14 Product Review on Auto Show stand Fourth Quarter 2004 Earnings January 20th 2005 Business Review and Milestone Presentation January 25th Morning meeting in New York City Slide 23

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry vehicle sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Economic distress of suppliers that may require us to provide financial support or take other measures to ensure supplies of materials; Work stoppages at Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: Slide 24

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $ 266 $ 537 Impact on Income from assumed conversion of convertible preferred securities 50 50 Income for diluted EPS $ 316 $ 587 Denominator Average shares outstanding 1,829 1,829 Net issuable / (returnable) shares, primarily stock options 15 15 Convertible preferred securities 282 282 Average shares for diluted EPS 2,126 2,126 Diluted EPS $ 0.15 $0.28 Appendix 1 of 14 Cont. Ops. -- Excl. Special Items (Mils.) Third Quarter 2004

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME After-Tax Profits (Mils.) First Nine Months 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1) for calculation Income from Continuing Operations Excluding Special Items $ 5,387 $3,791 $ 1.86 Special Items - European Restructuring $ (49) $ (32) $(0.02) - Fuel Cell Technology Restructuring (161) (119) (0.06) - Jaguar Restructuring (23) (16) (0.01) - Disposition of Non-Core Business 17 11 0.01 Income from Continuing Operations $5,171 $3,635 $ 1.78 Discontinued Operations - Formula One Racing (245) (0.11) - Disposition of Other Non-Core Business (7) (0.01) Net Income $3,383 $ 1.66 Pre-Tax Profits (Mils.) Appendix 2 of 14

TOTAL COMPANY 2004 FOURTH QUARTER AND FULL YEAR GUIDANCE -- SPECIAL ITEMS AND DISCONTINUED OPERATIONS Special Items European Restructuring $ - $ - $ (49) $ (32) $(0.02) Fuel Cell Tech. Restruct. (69) (0.03) (230) (188) (0.09) Jaguar Restructuring (75) (0.03) (98) (64) (0.03) Disposition of Non-Core Business - - 17 11 0.01 Total Special Items $(144) $(0.06) $(360) $(273) $(0.13) Discontinued Operations Formula One Racing $ - $(245) $(0.11) Other - (7) (0.01) Effect of Special Items and Discontinued Operations $(0.06) $(525) $(0.25) Pre-Tax Profits (Mils.) Pre-Tax Profits (Mils.) Earnings Per Share 4th Quarter After-Tax Profits (Mils.) Full Year Earnings Per Share Appendix 3 of 14

TOTAL COMPANY 2003 - 2004 THIRD QUARTER PRE-TAX RESULTS* North America $ (108) $ (522) $ -- $(41) $ (108) $ (481) South America (26) 59 -- -- (26) 59 Total Americas $ (134) $ (463) $ -- $(41) $ (134) $ (422) Europe $ (456) $ (33) $(56) $ -- $ (400) $ (33) P.A.G. (24) (194) -- (23) (24) (171) Total Europe / P.A.G. $ (480) $ (227) $(56) $(23) $ (424) $ (204) Asia Pacific and Africa $ 3 $ 35 $ -- $ -- $ 3 $ 35 Mazda & Assoc. Operations 5 13 -- -- 5 13 Total AP and Africa / Mazda $ 8 $ 48 $ -- $ -- $ 8 $ 48 Other Automotive 2 (31) -- -- 2 (31) Total Automotive $ (604) $ (673) $(56) $(64) $ (548) $ (609) Financial Services 1,031 1,425 -- -- 1,031 1,425 Total Company $ 427 $ 752 $(56) $(64) $ 483 $ 816 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) Appendix 4 of 14

AUTOMOTIVE SECTOR THIRD QUARTER AUTOMOTIVE SUMMARY Appendix 5 of 14 * Excluding special items; see Slide 3 and Appendix (page 4) for reconciliation to GAAP North America 782 780 $17,876 $18,121 $(108) $(481) South America 55 76 489 784 (26) 59 Total Americas 837 856 $18,365 $18,905 $(134) $(422) Europe 326 372 $4,628 $ 5,916 $(400) $ (33) P.A.G. 164 169 5,630 6,096 (24) (171) Total Europe / P.A.G. 490 541 $10,258 $12,012 $(424) $(204) Asia Pacific and Africa 96 111 $ 1,620 $1,881 $ 3 $ 35 Mazda and Assoc. Operations -- -- -- -- 5 13 Total AP and Africa / Mazda 96 111 $1,620 $1,881 $ 8 $ 48 Other Automotive -- -- -- -- 2 (31) Total Automotive 1,423 1,508 $30,243 $32,798 $(548) $(609) 2003 (000) 2004 (000) Vehicle Unit Sales Revenue Pre-Tax Profits* 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.)

AUTOMOTIVE SECTOR 2004 THIRD QUARTER MARKET RESULTS U.S. Industry SAAR (Mils.) 17.7 (0.3) Market Share (Pct.) - Ford and Lincoln Mercury 17.3% (1.3) Pts. - Premier Automotive Group 1.2 (0.1) Total U.S. Market Share 18.5% (1.4) Pts. Net Pricing (Pct.)* 0.0 % n/a Europe Industry SAAR (Mils.) 17.2 (0.2) Market Share (Pct.) - Ford 8.8% 0.2 Pts. - Premier Automotive Group 2.2 0.2 Total Europe Market Share 11.0% 0.4 Pts. Net Pricing (Pct.)* 1.5 % n/a Other Regions Ford Brand Market Share (Pct.) - Brazil 11.4% (0.7) Pts. - Australia 15.1 0.4 Pts. * Excludes P.A.G. brand vehicles; calculated at constant volume and exchange Amount B / (W) 2003 Appendix 6 of 14

AUTOMOTIVE SECTOR RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Automotive Sales 2004 $18,121 $23,229 $5,916 $15,925 2003 17,876 22,853 4,628 14,179 2004 B / (W) Than 2003 $ 245 $ 376 $1,288 $ 1,746 Explanation of Change (Pct.) Mix, Exchange, Other 1.6% 10.8 % Net Pricing 0.0 1.5 Total 1.6% 12.3% * Includes effect of FIN46 North America* (Mils.) (Per Unit) Third Quarter Europe* (Per Unit) (Mils.) Appendix 7 of 14

AUTOMOTIVE SECTOR COSTS AND EXPENSES Total Cost and Expenses $30,895 $33,514 $(2,619) Select Cost Items Included Above: Depreciation $ 719 $ 922 $ (203) Amortization 580 698 (118) Post-Retirement Expense 819 764 55 2003 (Mils.) 2004 (Mils.) 2004 B / (W) 2003 (Mils.) Third Quarter Appendix 8 of 14

FORD CREDIT RESULTS AND METRICS -- THIRD QUARTER Receivables (Bils.) On-Balance Sheet $132 $132 Securitized Off-Balance Sheet 49 39 Managed $181 $171 Charge-Offs (Mils.) On-Balance Sheet $466 $349 Managed 668 458 Loss-to-Receivables Ratio On-Balance Sheet 1.52% 1.13 % Managed - U.S. Retail and Lease 1.86 1.38 - Worldwide Total 1.45 1.07 Allow. for Credit Losses Worldwide Amount (Bils.) $3.2 $2.6 Pct. Of EOP Receivables 2.44% 1.95 % Leverage (To 1)** Financial Statement 12.0 11.8 Managed 12.7 13.2 Dividend (Bils.) $1.0 $1.5 2003 2004 Key Metrics Net Income (Mils.) $504 $734 ROE 15.8% 24.8% 2003 2004 East 808 1167 4Q 594 839 Pre-Tax Profits (Mils.) 3rd Qtr. 2003 3rd Qtr. 2004 $808 $1,167 Third Quarter * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.40% in 2003 and 1.07% in 2004 ** See Appendix (pages 10 and 12) for calculation, definitions and reconciliation * Appendix 9 of 14 Explanation of Improvement Credit Loss Performance $182 Lease Residual Performance 180 Volume (87) Other Financing Margin 4 Other 80 Total Improvement $359

FORD MOTOR CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Motor Credit's financial performance on a GAAP financial statement basis, Ford Motor Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Motor Credit's balance sheet and receivables Ford Motor Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Motor Credit sold in whole- loan sale transactions (i.e., receivables for which Ford Motor Credit has no continuing exposure or risk of loss) Charge-offs on managed receivables -- charge-offs associated with receivables reported on Ford Motor Credit's balance sheet plus charge-offs associated with receivables Ford Motor Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Motor Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Motor Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Motor Credit or the claims of Ford Motor Credit's creditors. Debt reported on Ford Motor Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Motor Credit. Appendix 10 of 14

FORD MOTOR CREDIT RATIO DEFINITIONS In addition to evaluating Ford Motor Credit's financial performance on a GAAP financial statement basis, Ford Motor Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = + Charge-offs on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio Appendix 11 of 14

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $149.6 $135.3 Total Securitized Receivables Outstanding** 48.8 38.7 Retained Interest in Securitized Receivables (10.2) (9.5) Adjustments for Cash and Cash Equivalents (20.3) (10.1) Adjustments for SFAS 133 (5.4) (3.6) Adjusted Debt $162.5 $150.8 Total Stockholder's Equity (incl. minority interest) $ 12.5 $ 11.4 Adjustments for SFAS 133 0.3 - Adjusted Equity $ 12.8 $ 11.4 Managed Leverage to 1*** 12.7 13.2 Financial Statement Leverage = Total Debt / Equity 12.0 11.8 * Includes $9.2 billion and $10.9 billion in 2003 and 2004 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit. ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity Sept. 30, 2003 (Bils.) Sept. 30, 2004 (Bils.) Leverage Calculation Appendix 12 of 14

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Appendix 13 of 14 Cash and Cash Equivalents $ 5.4 $ 6.7 $ 1.3 $ 6.8 Marketable Securities 10.8 10.3 (0.5) 12.2 Loaned Securities 5.7 2.3 (3.4) 7.0 Total Cash / Market. Sec. $21.9 $19.3 $(2.6) $26.0 Short-Term VEBA 4.0 4.1 0.1 0.9 Gross Cash $25.9 $23.4 $(2.5) $26.9 Sept. 30, 2004 B / (W) Dec. 31 2003 (Bils.) Sept. 30 2004 (Bils.) Dec. 31 2003 (Bils.) Memo: Sept. 30 2003 (Bils.)

Appendix 14 of 14 AUTOMOTIVE SECTOR OPERATING-RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities Trading $(2.2) $ 1.4 * Items Included in Operating-Related Cash Flow Capital Expenditures $(2.0) $(4.6) Net Transactions Between Automotive and Financial Services Sectors (0.4) 0.1 ** Other 0.2 (0.4) Total Reconciling Items $(2.2) $(4.9) Automotive Operating-Related Cash Flow $(4.4) $(3.5) * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow 3rd Qtr. (Bils.) 2004 First Nine Months (Bils.)